Note 11 - Commitments and Contingencies (Details Textual) $ in Thousands	Dec. 31, 2016 USD ($)
Number of Vessels Under Construction	1
Purchase Obligation, Due in Next Twelve Months	$ 4,500
Purchase Obligation, Due in Second Year	18,000
Alterwall Business Inc. Vs. Fuel Oil Supplier [Member] | Pending Litigation [Member] | Alterwall Business Inc. [Member]
Restricted Cash and Investments	$ 530